                                 RESTATED BYLAWS
                                       OF
                                 CYTOMEDIX, INC.

                                    ARTICLE I
                                     OFFICES

     SECTION  1.1  REGISTERED  OFFICE.  The registered office of the corporation
                   ------------------
in the State of Delaware shall be 15 East North Street, in the City of Dover, Delaware 19901, in the County of Kent, Delaware. The registered agent in charge thereof shall be Incorporating Services, Ltd.

     SECTION  1.2  OTHER OFFICES.  The corporation may also have offices at such
                   -------------
other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

     SECTION  2.1  PLACE  OF MEETING.  All meetings of the stockholders shall be
                   -----------------
held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     SECTION  2.2  ANNUAL  MEETINGS.  A meeting of stockholders shall be held in
                   ----------------
each year for the election of directors at such time and place as the board of directors shall determine. Any other proper business, notice of which was given in the notice of the meeting or in a duly executed waiver of notice thereof, may be transacted at the annual meeting. Elections of directors shall be by written ballot.

     SECTION 2.3 VOTING LIST.  The officer who has charge of the stock ledger of
                 -----------
the corporation shall prepare and make, at least ten days before every election of directors, a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder during ordinary business hours, for a period of at least ten days prior to the election, either at a place within the city, town or village where the election is to be held and which place shall be specified in the notice of the meeting, or, if not specified, at the place where said meeting is to be held, and the list shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder present.

     SECTION  2.4  SPECIAL  MEETINGS.  Special meetings of the stockholders, for
                   -----------------
any purpose or purposes, unless otherwise prescribed by statute or by the Restated Certificate of Incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at a special meeting shall be confined to the purpose or purposes stated in the notice of the meeting.


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     SECTION  2.5  NOTICE.  Unless  otherwise provided by law, written notice of
                   ------
the annual meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting, either personally by mail, by or at the direction of the President, the Secretary or the officer or person calling the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United states mail addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

     SECTION  2.6  QUORUM.  The  holders  of  a majority of the stock issued and
                   ------
outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Restated Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote and present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. Any business may be transacted at the reconvened meeting which might have been transacted at the meeting as originally notified.

     SECTION  2.7  MAJORITY  VOTE.  When a quorum is present at any meeting, the
                   --------------
vote of the holders of a majority of the stock having voting power, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one on which, by express provision of the statutes or of the Restated Certificate of Incorporation or these Restated Bylaws, a different vote is required, in which case such express provision shall govern.

     SECTION  2.8  VOTING.  Each  stockholder  shall  at  every  meeting  of the
                   ------
stockholders be entitled to one vote for each share of the capital stock having voting power held by such stockholder. At any meeting of the shareholders, every shareholder having the right to vote may vote either in person, or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven months from its execution date, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. Each proxy shall be filed with the secretary of the corporation prior to or at the time of the meeting. Voting for directors shall be in accordance with Section 3.5 of these Restated Bylaws. Any vote may be taken by voice or by show of hands unless someone entitled to vote objects, in which case written ballots shall be used.

     SECTION  2.9  RECORD  DATE.  The Board may fix in advance a record date for
                   ------------
the purpose of determining shareholders entitled to notice of or to vote at a meeting of the shareholders, the record date to be not less than ten nor more than sixty days prior to the meeting. In the absence of any action by the Board of Directors, the date upon which the notice of the meeting is mailed shall be the record date.

     SECTION  2.10  ACTION  WITHOUT MEETING.  Any action required to be taken at
                    -----------------------
any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Such consent shall have the same force and effect as a unanimous vote of the shareholders. The consent may be in more than one counterpart so long as each shareholder signs one of the counterparts. The signed consent(s) shall be placed in the minute book. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                   ARTICLE III
                                    DIRECTORS

     SECTION 3.1  MANAGEMENT.  The business and affairs of the corporation shall
                  ----------
be managed by the Board of Directors who may exercise all powers of the corporation and do all such lawful acts and things not directed or required to be exercised or done by the shareholders.

     SECTION  3.2  NUMBER;  QUALIFICATION;  TERM.  The number of directors which
                   -----------------------------
shall constitute the whole board shall be such number as the board of directors may determine, but in no case shall such number be more than seven. Except as hereinafter provided in Section 3.3 of this Article, the directors, other than those constituting the first board of directors after confirmation of the plan of reorganization by the bankruptcy court, shall be elected by the stockholders at each annual meeting, and each director shall hold office until his successor is elected and qualified or until his earlier resignation or removal. Directors need not be stockholders of the corporation.

     SECTION  3.3  REMOVAL.  The entire board of directors or any one or more of
                   -------
the directors may be removed, either for or without cause at any annual meeting of shareholders or special meeting called expressly for that purpose, by the affirmative vote in person or by proxy of a majority in number of the shares entitled to vote at an election of directors.

     SECTION  3.4 VACANCIES. Any vacancy in the board of directors (other than a
                  ---------
vacancy occurring through shareholders' removal of a director), whether by death, resignation, removal, creation of new directorship or otherwise, may be filled by an affirmative vote of a majority of the remaining directors even though the directors remaining in office constitute fewer than a quorum of the board of directors. A director elected to fill a vacancy shall hold office until the next annual election of directors and until his successor is duly elected and qualified.

     SECTION 3.5 ELECTION OF DIRECTORS.  Except as otherwise provided in Section
                 ---------------------
3.4, directors shall be elected by a plurality vote at the annual meeting of the shareholders. At each such election of directors, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election there is a right to vote.

     SECTION  3.6  PLACE  OF MEETING.  The board of directors of the corporation
                   -----------------
may hold meetings, both regular and special, either within or without the State of Delaware.

     SECTION 3.7  ANNUAL MEETINGS. The first meeting of each newly elected board
                  ---------------
of directors shall be held without further notice immediately after and at the same place as the meeting of the stockholders at which it was elected, unless otherwise agreed by unanimous consent of the directors then elected.

     SECTION  3.8  REGULAR MEETINGS.  Regular meetings of the board of directors
                   ----------------
may be held without notice at such time and at such place as shall from time to time be determined by the board.

     SECTION  3.9 SPECIAL MEETINGS.  Special meetings of the board may be called
                  ----------------
by the president on two days notice to each director, either personally, by mail, by telegram or facsimile transmission. Special meetings may be called by the president or secretary in like manner and on like notice on the written request of two directors. Except as otherwise expressly provided by statute, Restated Certificate of Incorporation or these Restated Bylaws, the business to be transacted at any special meeting need not be specified in a notice or waiver of notice.

     SECTION  3.10  QUORUM;  MAJORITY  VOTE.  At  all  meetings  of the board of
                    -----------------------
directors, a majority of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the Restated Certificate of Incorporation. If a quorum shall not be present at any meeting of the board of directors, the directors then present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     SECTION 3.11 COMPENSATION.  The board of directors shall have the authority
                  ------------
to fix the compensation of directors. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     SECTION  3.12 PROCEDURE.  The board of directors shall keep regular minutes
                   ---------
of its proceedings. The minutes shall be placed in the minute book of the corporation.

     SECTION  3.13  ACTION WITHOUT MEETING.   Unless otherwise restricted by the
                    ----------------------
Restated Certificate of Incorporation or these Restated Bylaws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee. The consent(s) may be in more than one counterpart so long as each director signs one of the counterparts.

     SECTION  3.14 COMMITTEES.  The board of directors may, by resolution passed
                   ----------
by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Restated Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution or amending the by-laws of the corporation; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

     SECTION  3.15 TELEPHONE MEETINGS.  Members of the board of directors or any
                   ------------------
committee designated by such board may participate in a meeting of the board or of a committee of the board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this subsection shall constitute presence in person at such meeting.

                                   ARTICLE IV
                                     NOTICES

     SECTION  4.1  METHOD.  Whenever  by  statute,  the  Restated Certificate of
                   ------
Incorporation, these Restated Bylaws, or otherwise, notice is required to be given to a director, committee member or security holder, and no provision is made as to how the notice shall be given, it shall not be construed to mean personal notice, but any such notice may be given: (a) in writing, by mail, postage prepaid, addressed to the director, committee member or security holder at the address appearing on the books of the corporation or (b) in any other method permitted by law.

     SECTION  4.2 WAIVER.  Whenever any notice is required to be given under the
                  ------
provisions of the statutes or of the Restated Certificate of Incorporation or by these Restated Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular, or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

                                    ARTICLE V
                               OFFICERS AND AGENTS

     SECTION  5.1  NUMBER;  QUALIFICATION;  ELECTION;  TERM.
                   ----------------------------------------

     (a) The officers of the corporation shall be chosen by the board of directors and shall be (1) a president, a vice president, a secretary and a treasurer and (2) such other officers (including a chairman of the board and additional vice presidents) and assistant officers and agents as the board of directors may think necessary.

     (b) Any number of offices may be held by the same person, unless the certificate of incorporation otherwise provides, but in no case shall the same person serve as both president and secretary.

     (c) Officers of the corporation shall not be required to be shareholders of the corporation. Officers need not be members of the board of directors.

     (d) Officers shall be elected by the board of directors on the expiration of an officer's term or whenever a vacancy exists. Officers and agents may be elected by the board of directors at any regular or special meeting.

     (e) The officers of the corporation shall hold office until their successors are chosen and qualified. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

     SECTION  5.2  REMOVAL.  Any  officer  or  agent elected or appointed by the
                   -------
board of directors may be removed by the board whenever in its judgment the best interest of the corporation will be served thereby. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     SECTION  5.3  AUTHORITY.  Officers and agents shall have such authority and
                   ---------
perform such duties in the management of the corporation as are provided in these Restated Bylaws or as may be determined by resolution of the board not inconsistent with these Restated Bylaws.

     SECTION  5.4  COMPENSATION.  The salaries of all officers and agents of the
                   ------------
corporation  shall  be  fixed  by  the  board  of  directors.

     SECTION 5.5  PRESIDENT.  The president shall be the chief executive officer
                  ---------
of the corporation, shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect. The president shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe.

     SECTION  5.6 VICE PRESIDENT.  The vice-president, or if there shall be more
                  --------------
than one, the vice-presidents in the order determined by the board of directors, shall, in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe or the president may from time to time delegate.

     SECTION  5.7  SECRETARY.  The  secretary  shall  attend all meetings of the
                   ---------
board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision the secretary serves. The secretary shall have custody of the corporate seal and the secretary shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by the secretary's signature or by the signature of the treasurer or assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature. The secretary shall perform such other duties and have such other powers as the board of directors may from time to time prescribe or the president may from time to time delegate.

     SECTION  5.8  ASSISTANT SECRETARY.  The assistant secretary, or if there be
                   -------------------
more than one, the assistant secretaries in the order determined by the board of directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe or the president may from time to time delegate.

     SECTION  5.9  TREASURER.  The  treasurer  shall  have  the  custody  of the
                   ---------
corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. The treasurer shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors at its regular meetings or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation. If required by the board of directors, the treasurer shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of the office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the treasurer's possession or under his control belonging to the corporation. The treasurer shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe or the president may from time to time delegate.

     SECTION  5.10  ASSISTANT  TREASURER.  The  assistant treasurer, or if there
                    --------------------
shall be more than one, the assistant treasurers in the order determined by the board of directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe or the President may from time to time delegate.

                                   ARTICLE VI
                              CERTIFICATES OF STOCK

     SECTION  6.1  CERTIFICATES.  Every holder of stock in the corporation shall
                   ------------
be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation. Each certificate shall state on its face the holder's name, the number and class of shares, the par value of the shares and such other matters as may be required by law and may be sealed with the seal of the corporation or a facsimile thereof.

     SECTION  6.2  ISSUANCE.  Shares (both treasury and authorized but unissued)
                   --------
may be issued for such consideration (not less than par value) and to such persons, as the board of directors may determine from time to time. Shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid.

     SECTION 6.3 LOST, STOLEN OR DESTROYED CERTIFICATES.  The board of directors
                 --------------------------------------
may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. Such request for the issuance of a new certificate must be made before the corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed upon the issuance of such new certificate.

     SECTION  6.4  TRANSFER.  Upon  surrender to the corporation or the transfer
                   --------
agent of the corporation of a certificate for shares endorsed by the registered owner or by his duly authorized attorney, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transactions upon its books, unless the corporation has a duty to inquire as to adverse claims with respect to such transfer which has not been discharged.

     SECTION  6.5  DUTY  OF  INQUIRY.  The  corporation  shall  have  no duty to
                   -----------------
inquire into adverse claims with respect to such transfer unless the corporation has received a written notification of an adverse claim at a time and in a manner which affords the corporation a reasonable opportunity to act on it prior to the issuance of a new, reissued or re-registered share certificate and the notification identifies the claimant, the registered owner and the issue of which the share or shares is a part and provides an address for communications directed to the claimant. The corporation may discharge any duty of inquiry by any reasonable means, including notifying an adverse claimant by registered or certified mail at the address furnished by him that the security has been presented for registration of transfer by a named person, and that the transfer will be registered unless within thirty days from the date of mailing the notification, either (a) an appropriate restraining order, injunction or other process issues from a court of competent jurisdiction; or (b) an indemnity bond, sufficient in the corporation's judgment to protect the corporation and any transfer agent, registrar or other agent of the corporation involved from any loss which it or they may suffer by complying with the adverse claim, is filed with the corporation.

     SECTION 6.6 REGISTERED OWNER.  Prior to due presentment for transfer of any
                 ----------------
share or shares, the corporation shall treat the registered owner thereof as the person exclusively entitled to vote, to receive notifications and to all other benefits of ownership with respect to such share or shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VII
                               GENERAL PROVISIONS

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     SECTION  7.1  DIVIDENDS.  Dividends  upon  the  capital  stock  of  the
                   ---------
corporation, subject to the provisions of the Restated Certificate of Incorporation and any Certificate of Designation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Restated Certificate of Incorporation or Certificate of Designation.

     SECTION  7.2  RECORD  DATE.  The  board  of  directors may fix in advance a
                   ------------
record date for the purpose of determining shareholders entitled to receive payment of any dividend, the record date to be not more than fifty days prior to the payment date of such dividend, or the board of directors may close the stock transfer books for such purposes for a period of not more than fifty days prior to the payment date of such dividend. In the absence of any action by the board of directors, the date upon which the board of directors adopts the resolution declaring the dividend shall be the record date.

     SECTION  7.3  RESERVES.  Before  payment  of any dividend, there may be set
                   --------
aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

     SECTION 7.4 CHECKS AND NOTES.  All checks or demands for money and notes of
                 ----------------
the corporation shall be signed by such officer or officers or such other persons as the board of directors may from time to time designate.

     SECTION  7.5  FISCAL YEAR.  The fiscal year of the corporation shall be the
                   -----------
calendar  year.

     SECTION 7.6 RESIGNATION.  A director, officer or agent may resign by giving
                 -----------
written notice to the president or secretary. The resignation shall take effect at the time specified in it, or immediately if no time is specified. Unless it specifies otherwise, a resignation takes effect without being accepted.

     SECTION 7.7 SEAL.  The corporate seal shall have inscribed thereon the name
                 ----
of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

     SECTION  7.8  AMENDMENT  OF  BYLAWS.  These Restated Bylaws may be altered,
                   ---------------------
amended or repealed at any meeting of the board of directors at which a quorum is present by the affirmative vote of a majority of the whole board of directors. These Restated Bylaws may also be altered, amended or repealed at any meeting of the shareholders at which a quorum is present or represented, by the affirmative vote of the holders of a majority of the shares of the corporation entitled to vote thereon, provided that notices of the proposed alteration, amendment or repeal is contained in the notice of the meeting.



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     SECTION  7.9  CONSTRUCTION  AND  SEVERABILITY.  Whenever  the  context  so
                   -------------------------------
requires, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely. If any portion of these Restated Bylaws shall be invalid or inoperative, then the remainder of these Restated
Bylaws shall be considered valid and operative. Effect shall also be given to the intent manifested by the portion held invalid or inoperative.

     SECTION  7.10 HEADINGS.  The headings are for organization, convenience and
                   --------
clarity. In interpreting these Restated Bylaws, the headings shall be subordinated in importance to the other written material.

                                  ARTICLE VIII
                                 INDEMNIFICATION

     SECTION  8.1  INDEMNIFICATION.  The  corporation shall indemnify any person
                   ---------------
who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     SECTION  8.2  RIGHT  TO  INDEMNIFICATION.  To  the  extent that a director,
                   --------------------------
officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 8.1, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     SECTION 8.3 PROCESS.  Any indemnification under Section 8.1 (unless ordered
                 -------
by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such section. Such determination shall be made:

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     a.     By  the board of directors by a majority vote of a quorum consisting of  directors  who  were  not  parties  to  such  action, suit or proceeding; or
     b. If such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or
     c.     By  the  stockholders.

     SECTION  8.4 ADVANCEMENT OF EXPENSES.  Expenses (including attorneys' fees)
                  -----------------------
incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Section. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

     SECTION 8.5 NONEXCLUSIVITY OF ARTICLE.  The indemnification and advancement
                 -------------------------
of expenses provided by, or granted pursuant to, Sections of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     SECTION  8.6  INSURANCE.  The  corporation shall have power to purchase and
                   ---------
maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article.

     We, THE UNDERSIGNED, constituting the Board of Directors of the Corporation, do hereby adopt these Restated Bylaws this 9th day of July, 2002.

/s/Robert  Burkett                         /s/David  Crews
Robert  Burkett,  Director                 David  Crews,  Director


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